Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE RESIDENTIAL TRUST 1997-I
filed 1998-03-31
CIK 1047615

EXHIBIT 13
                             SERVICER'S CERTIFICATE



In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of August 31, 1997, The Money Store, Inc. reports the following information pertaining to Series Resid97-I, for the calendar year 1997:

   (IX)    Amount of Interest Received                           11,098,899.33


  (XIII)   Class "A-1" Remittance Amount
           (A) Current Interest Requirement                       2,341,259.78
           (B) Principal Distribution Amount                     16,172,566.51
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS "A-1" REMITTANCE AMOUNT                   18,513,826.29

           Class "A-2" Remittance Amount:
           (A) Current Interest Requirement                       1,397,692.80
           (B) Principal Distribution Amount                              0.00
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS "A-2" REMITTANCE AMOUNT                    1,397,692.80

           Class "A-3" Remittance Amount:
           (A) Current Interest Requirement                       1,104,471.20
           (B) Principal Distribution Amount                              0.00
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS "A-3" REMITTANCE AMOUNT                    1,104,471.20

          Class A Remittance Amount:
          (A) Current Interest Requirement                        4,843,423.78
          (B) Principal Distribution Amount                      16,172,566.51
          (C) Carry Forward Amount                                        0.00
          (D) Monthly Advance for Bankruptcy                              0.00
          TOTAL CLASS A REMITTANCE AMOUNT                        21,015,990.29

          Class M-1 Remittance Amount:
          (A) Current Interest Requirement                          701,651.16
          (B) Principal Distribution Amount                               0.00
          (C) Carry Forward Amount                                        0.00
          (D) Monthly Advance for Bankruptcy                              0.00
          TOTAL CLASS M-1 REMITTANCE AMOUNT                         701,651.16

          Class M-2 Remittance Amount:
          (A) Current Interest Requirement                          436,803.96
          (B) Principal Distribution Amount                               0.00
          (C) Carry Forward Amount                                        0.00
          (D) Monthly Advance for Bankruptcy                              0.00
          TOTAL CLASS M-2 REMITTANCE AMOUNT                         436,803.96

          Class M Remittance Amount:
          (A) Current Interest Requirement                        1,138,455.12
          (B) Principal Distribution Amount                               0.00
          (C) Carry Forward Amount                                        0.00
          (D) Monthly Advance for Bankruptcy                              0.00
          TOTAL CLASS M REMITTANCE AMOUNT                         1,138,455.12

          Class B Remittance Amount:
          (A) Current Interest Requirement                          599,817.76
          (B) Principal Distribution Amount                               0.00
          (C) Carry Forward Amount                                        0.00
          (D) Monthly Advance for Bankruptcy                              0.00
          TOTAL Class B REMITTANCE AMOUNT                           599,817.76

          Aggregated Remittance Amount:
          (A) Current Interest Requirement                         6,581,696.66
          (B) Principal Distribution Amount                       16,172,566.51
          (C) Carry Forward Amount                                         0.00
          (D) Monthly Advance for Bankruptcy                               0.00
          TOTAL REMITTANCE AMOUNT                                 22,754,263.17

(XIX) (A)  Servicing Fee for the Related Due Period                  197,600.32
      (B) Contingency fee for the related due period                 197,600.32
      (C) Amount to be deposited to the expense account - TRUSTEE     58,945.73
      (D) FHA Premium Account                                         81,116.86





By: /S/ HARRY PUGLISI
    Harry Puglisi
    Treasurer